UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2020

MARRONE BIO INNOVATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36030	20-5137161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1540 Drew Avenue, Davis, CA 95618

(Address of Principal Executive Offices, and Zip Code)

(530) 750-2800

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	MBII	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

Secured Revolving Borrowing

On January 7, 2020, Marrone Bio Innovations, Inc. (the “Company”) entered into a Second Amendment to the Company’s Invoice Purchase Agreement (the “Amendment”) dated as of March 24, 2017 with LSQ Funding Group, L.C. (“LSQ”).

The amendment, among other things, (i) increases the amount in which LSQ may elect to purchase up to $20,000,000 of eligible customer invoices from the Company from $7,000,000; (ii) increases the advance rate to 90% from 85% and 70% from 60%, respectively, of the face value of domestic and international receivables being sold; (iii) decreases the invoice purchase fee rate from 0.40% to 0.25%; (iv) increases the funds usage fee from 0.020% to 0.025%; (v) extends the 0% aging and collection fee percentage charged at the time when the purchased invoice is collected from 90 days to 120 days, and increases the fee percentage charged thereafter from 0.35% to 0.75%; and (vi) decreases the early termination fee from 0.75% to 0.50%.

In addition to the Amendment, the Company simultaneously entered into an Amended Inventory Financing Addendum (the “Addendum”) with LSQ. The Addendum allows the Company to request an advance up to the lesser of (i) 100% of the Company’s unpaid finished goods inventory; (ii) 65% of the appraised value of the Company’s inventory performed on or on behalf of LSQ; or (iii) $3,000,000. Funds advance under the Addendum are subject to a monthly inventory management fee of 0.5% on the average monthly inventory funds available and a daily interest rate of 0.025%.

The Amendment and the Addendum are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference, and the foregoing descriptions are qualified in their entirety by the terms contained therein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On January 9, 2019, the Company issued a press release announcing its amendment to the secured revolving borrowing agreements. A copy of the press release as attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Amendment No. 2 dated as of January 7, 2020, to Invoice Purchase Agreement dated March 24, 2017

10.2	Amended Inventory Financing Addendum, dated as of January 6, 2020, to Invoice Purchase Agreement dated March 24, 2017

99.1	Press release dated January 9, 2020

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRONE BIO INNOVATIONS, INC.

Date: January 9, 2020	By:	/s/ Linda V. Moore
	Name:	Linda V. Moore
	Title:	Executive Vice President, General Counsel, Secretary and Chief Compliance Officer